UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2022

ChemoCentryx, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35420	94-3254365
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

835 Industrial Road, Suite 600, San Carlos, CA	94070
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 210-2900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CCXI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.02.	Termination of a Material Definitive Agreement.

On October 20, 2022, in connection with the completion of the Merger (as defined below), ChemoCentryx, Inc., a Delaware corporation (“ChemoCentryx”) prepaid in full all amounts owing and terminated all lending commitments under the Amended and Restated Loan and Security Agreement, dated as of January 8, 2020, among ChemoCentryx, the subsidiaries of ChemoCentryx party thereto as borrowers and Hercules Capital, Inc. as lender and agent (as supplemented, amended or otherwise modified from time to time, the “Loan Agreement”). In connection with the repayment and termination of the Loan Agreement, ChemoCentryx paid end of term and prepayment charges equal to $1,734,129.14.

The foregoing description of the Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Loan Agreement, which was filed as Exhibit 10.1 to the Quarterly Report on Form 10-Q filed by ChemoCentryx with the Securities and Exchange Commission (the “SEC”) on May 11, 2020, and is incorporated by reference into this Item 1.02.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On October 20, 2022, ChemoCentryx completed its merger with Carnation Merger Sub, Inc. (“Merger Sub”), a Delaware corporation and a wholly owned subsidiary of Amgen Inc., a Delaware corporation (“Amgen”), whereby Merger Sub merged with and into ChemoCentryx, with ChemoCentryx continuing as the surviving corporation and a wholly owned subsidiary of Amgen (the “Merger”). The Merger was effected pursuant to an Agreement and Plan of Merger, dated as of August 3, 2022, among ChemoCentryx, Amgen, and Merger Sub (the “Merger Agreement”).

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.001 per share, of ChemoCentryx (the “ChemoCentryx Common Stock” and such shares, collectively, the “Shares”) outstanding immediately prior to the Effective Time (other than any such Shares (i) held by ChemoCentryx as treasury stock or owned by Amgen or Merger Sub, (ii) held by any subsidiary of ChemoCentryx or Amgen (other than Merger Sub) or (iii) as to which appraisal rights have been properly exercised, and not withdrawn, in accordance with the Delaware General Corporation Law) was converted into the right to receive $52.00 per Share in cash, without interest (the “Merger Consideration”). The aggregate Merger Consideration is approximately $3.7 billion.

Immediately prior to the Effective Time, (i) each ChemoCentryx stock option that was outstanding immediately prior to the Effective Time vested in full and was cancelled and converted into the right to receive an amount in cash equal to the product of the excess, if any, of the Merger Consideration over the exercise price of such ChemoCentryx stock option and the number of Shares underlying such option; (ii) each ChemoCentryx restricted share unit that was outstanding immediately prior to the Effective Time and that was (A) granted prior to August 3, 2022 and/or (B) held by a non-employee member of the board of directors of ChemoCentryx (the “Board”) vested in full and was cancelled and converted into the right to receive an amount in cash equal to the product of the Merger Consideration and the number of Shares underlying such ChemoCentryx restricted share unit; and (iii) each ChemoCentryx restricted share award that was outstanding immediately prior to the Effective Time and that was (A) granted prior to August 3, 2022 and/or (B) held by a non-employee member of the Board, vested in full and was cancelled and converted into the right to receive an amount in cash equal to the Merger Consideration.

ChemoCentryx’s definitive proxy statement, filed with the SEC on September 14, 2022, as supplemented on October 7, 2022 (the “Proxy Statement”), contains additional information about the Merger and the Merger Agreement, including information concerning the interests of directors, executive officers and affiliates of ChemoCentryx in the Merger.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by ChemoCentryx with the SEC on August 4, 2022, and is incorporated by reference into this Item 2.01.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 20, 2022, in connection with the Merger, ChemoCentryx notified The Nasdaq Stock Market LLC (“Nasdaq”) that the Merger had been completed, and requested that trading of shares of ChemoCentryx Common Stock on Nasdaq be halted prior to the opening of trading on October 20, 2022 and suspended at the close of trading on October 20, 2022. In addition, on October 20, 2022, ChemoCentryx requested that Nasdaq file with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 in order to effect the delisting of the shares of ChemoCentryx Common Stock from Nasdaq.

Additionally, ChemoCentryx intends to file with the SEC a certification and notice of termination on Form 15 with respect to the ChemoCentryx Common Stock, requesting that such stock be deregistered under the Exchange Act, and that the reporting obligations of ChemoCentryx with respect to the ChemoCentryx Common Stock under Sections 13 and 15(d) of the Exchange Act be suspended.

The information set forth in Item 2.01 is incorporated by reference into this Item 3.01.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Items 2.01, 3.01 and 5.03 is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

As a result of the Merger, a change of control of ChemoCentryx occurred and Amgen became the sole stockholder of ChemoCentryx. Amgen funded the acquisition through the use of cash on hand, as described in the Proxy Statement. The information set forth in Items 2.01, 3.03, 5.02 and 5.03 is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

The information set forth in Item 2.01 is incorporated by reference into this Item 5.02. In connection with the Merger, at the Effective Time, each member of the Board submitted his or her resignation from the Board and from all committees of the Board on which such directors served. The members of the Board immediately prior to the Effective Time were Thomas J. Schall, Ph.D., Thomas A. Edwards, Joseph M. Feczko, M.D., Jennifer L. Herron, Rita I. Jain, M.D., Susan M. Kanaya, Geoffrey M. Parker, James L. Tyree, and David E. Wheadon, M.D.

In connection with the Merger, at the Effective Time, each executive officer of ChemoCentryx submitted his or her resignation from his or her position as an executive officer of ChemoCentryx. The officers of ChemoCentryx immediately prior to the Effective Time were Thomas J. Schall, Ph.D., Tausif Butt, Rita I. Jain, M.D., Markus J. Cappel, Ph.D., and Susan M. Kanaya.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 2.01 is incorporated by reference into this Item 5.03.

Pursuant to the Merger Agreement, as of the Effective Time, the certificate of incorporation of ChemoCentryx, as in effect immediately prior to the Effective Time, was amended and restated in its entirety (the “Amended and Restated Certificate of Incorporation”). The Amended and Restated Certificate of Incorporation is filed as Exhibit 3.1 hereto and incorporated by reference into this Item 5.03.

In addition, as of the Effective Time, in accordance with the Merger Agreement, the Bylaws of ChemoCentryx, as in effect immediately prior to the Effective Time, were amended and restated in their entirety (the “Bylaws”). The Bylaws, as so amended and restated, are filed as Exhibit 3.2 hereto and incorporated by reference into this Item 5.03.

Item 7.01.	Other Events.

On October 20, 2022, Amgen issued a press release announcing the completion of the Merger (the “Press Release”), a copy of which is filed herewith as Exhibit 99.1 and incorporated by reference into this Item 7.01.

The information contained in this Item 7.01 and Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section, nor will such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of August 3, 2022, by and among ChemoCentryx, Inc., Amgen Inc., and Carnation Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to ChemoCentryx’s Current Report on Form 8-K filed on August 4, 2022)*

3.1	Amended and Restated Certificate of Incorporation of ChemoCentryx, Inc.

3.2	Amended and Restated Bylaws of ChemoCentryx, Inc.

99.1	Press Release, dated October 20, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

The schedules to the Agreement and Plan of Merger have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. ChemoCentryx will furnish copies of any such schedules to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEMOCENTRYX, INC.

Date: October 20, 2022	By:	/s/ Jonathan P. Graham
Name: Jonathan P. Graham
Title: Executive Vice President, General Counsel and Secretary